                                                                   EXHIBIT 10.14

DATE PREPARED:___________________


                          DOCUMENT SCIENCES CORPORATION
                  SOFTWARE LICENSE & SOFTWARE SUPPORT AGREEMENT


SHIP TO:                                  BILL TO:

CUSTOMER: ___________________________     CUSTOMER: ___________________________

ATTENTION: __________________________     ATTENTION: __________________________

TITLE: ______________________________     TITLE: ______________________________

DEPARTMENT: _________________________     DEPARTMENT: _________________________

ADDRESS: ____________________________     ADDRESS: ____________________________

CITY: ______________  STATE: ________     CITY: ______________  STATE: ________

ZIP: ________  COUNTRY: _____________     ZIP: ________  COUNTRY: _____________

PHONE: ____________  FAX: ___________     PHONE: ____________  FAX: ___________

E-MAIL ADDRESS: _____________________     E-MAIL ADDRESS: _____________________

                                SOFTWARE SCHEDULE

SECTION 1: - LICENSED SOFTWARE

Software          Platform      Operating System      Quantity      Initial License Fee      Annual License Fee*
--------          --------      ----------------      --------      -------------------      -------------------

PRICE QUOTE GOOD FOR 30 DAYS

* Beginning first year of Licensed Software usage.

TRAINING AND INSTALLATION ARE NOT INCLUDED IN THE PRICE LISTED ABOVE.

SECTION 2 - HOST COMPUTER SYSTEM

The Licensed Software listed herein is licensed for use only on the following CPU host computer system.

Model      Operating System         Serial Number             Location
-----      ----------------         -------------             --------


THE INDIVIDUALS SIGNING BELOW ARE DULY AUTHORIZED REPRESENTATIVES OF EACH PARTY AND VIA SIGNATURE AGREE THAT EACH PARTY WILL BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL EXECUTED BY CUSTOMER AND ACCEPTED BY AN AUTHORIZED HEADQUARTERS REPRESENTATIVE OF DOCUMENT SCIENCES CORPORATION.

Executed:                               Accepted:

                                        DOCUMENT SCIENCES CORPORATION

Signature: ________________________     Signature: ________________________

Printed Name: _____________________     Printed Name: _____________________

Title: ____________________________     Title: ____________________________

Date: _____________________________     Date: _____________________________

                  SOFTWARE LICENSE GRANT, TERMS AND CONDITIONS

This Agreement is made and entered into between DOCUMENT SCIENCES CORPORATION ("Document Sciences"), a corporation, with its principal place of business at 6339 PASEO DEL LAGO; CARLSBAD, CA 92009 and ("Customer"), a corporation, with its principal place of business at (address).

1.  LICENSED SOFTWARE

The term "Licensed Software" shall mean any or all of the object code for the Document Sciences Licensed Software Products listed in the Software Schedule(s) attached hereto, support documentation and other related material delivered to Customer under this Agreement.

2.  LICENSE GRANT

a. Subject to the payment of the Initial License Fee(s) and Annual License Fee(s) set forth on the Software Schedule(s) and Addendums thereto, and subject to the terms and conditions of this Agreement, Document Sciences grants to the Customer a non-transferable, non-assignable (by operation of law or otherwise), non-exclusive license to use the Licensed Software solely for Customer's own internal business purposes on the size, type, and number of central processing units ("CPU") specified on the Software Schedule(s).

b. Customer expressly acknowledges and agrees that Software Schedule(s) shall be required for all CPU's on which Customer uses the Licensed Software. Customer may license additional Licensed Software for operation on additional CPU's at Document Sciences' then-current charges and subject to Document Sciences' then prevailing terms and conditions, by and through Customer's execution of and Document Sciences' acceptance of Software Schedule(s) which shall become effective upon such acceptance.

c. Title and full ownership rights to the Licensed Software and any copies thereof, shall at all times reside exclusively with Document Sciences and/or its licensors.

3.  PAYMENT

Following the Customer's receipt of the Licensed Software, Document Sciences shall invoice the Customer per the Payment Terms listed on the Software Schedule(s) for the amount owed under this Agreement. All invoices are payable upon receipt and are considered delinquent if not paid within thirty (30) days. Amounts not paid when due shall bear interest at the rate of 1% per month (12% per annum) until the overdue amount plus interest is paid in full. License keys will be issued for an initial period of ninety (90) days and will be extended as soon as the first payment is received.

4.  REDESIGNATION OF HOST COMPUTER SYSTEM

If Customer desires to transfer use of the Licensed Software, either temporarily or permanently, to a different CPU, or if Customer desires to change the CPU's physical location, Customer shall notify Document Sciences in writing at least sixty (60) days prior to such proposed transfer or relocation and specifically designate the new CPU and/or location. In the event that such prior notice is not possible when the CPU becomes inoperative due to malfunction, Customer may temporarily transfer use of the Licensed Software to a back-up system and promptly notify Document Sciences in writing of such transfer. With respect to any transfer of the Licensed Software to a new CPU and/or location, Customer:
(a) assumes full responsibility for all operational changes thereto and (b) shall bear all costs associated with such transfer and/or relocation, including but not limited to, any and all additional Initial License Fee(s) and Annual License Fee(s) which may be payable to Document Sciences in accordance with Document Sciences' then-current charges.

5.  CUSTOMER'S RESPONSIBILITIES

In addition to the other obligations set forth in this Agreement, Customer shall: (a) be solely responsible for and bear all costs associated with determining and maintaining the configuration and operation of the CPU and all associated operating system software and (b) install and operate the Licensed Software on the CPU in accordance with this Agreement and Document Sciences' support documentation.

6.  CONFIDENTIALITY

Customer acknowledges that the Licensed Software contains confidential information of Document Sciences and its licensors. Customer agrees to disclose such confidential information only to its employees and consultants having a clear need for such information to enable Customer to exercise its rights under this Agreement. This obligation shall not apply to any portion of the confidential information to the extent that it: (a) is or becomes part of the public domain through no fault of Customer or its employees or consultants (b) was rightfully communicated to Customer free of any obligation of confidence subsequent to the time of receipt, (c) was developed by Customer independently of and without reference to the confidential information, (d) is communicated by Document Sciences to a third party free of any obligation of confidence, or (e) is more than five (5) years after termination of this Agreement.

7.  COPYING RESTRICTIONS

Customer may copy the Licensed Software, in whole or in part, only for backup, disaster recovery testing or archive purposes consistent with the license grant in Paragraph 2. Each copy shall include in readable format any and all confidential, proprietary, and copyright notices or markings contained on the original provided by Document Sciences.

8.  UNAUTHORIZED USE AND CUSTOMER COMPLIANCE

Customer agrees to use all reasonable efforts to ensure that persons employed by Customer or under Customer's direction and control (including consultants) abide by the terms and conditions of this Agreement including, without limitation, not knowingly permitting anyone to use any portion of the Licensed Software for the purpose of deriving its source code. In the event the Customer becomes aware that the Licensed Software is being used by such persons in a manner not authorized by this Agreement, Customer shall immediately use all reasonable efforts to have such unauthorized use of such Licensed Software immediately cease and shall immediately notify Document Sciences in writing of the unauthorized use.

9.  THIRD PARTY SOFTWARE

The Licensed Software is protected by Copyright and other proprietary rights of Document Sciences and/or its licensors from which Document Sciences may sublicense source code for inclusion in Document Sciences Licensed Software. Customer may be held directly responsible by such third party licensor for acts relating to the Licensed Software that are not authorized by this Agreement.

10. TERM OF LICENSE AGREEMENT AND RENEWAL OF LICENSE AGREEMENT

The term of the Agreement shall be twelve (12) months commencing on the date Document Sciences accepts this Agreement and shall be subject to automatic renewal at Document Sciences' then current Annual License Fee(s) applicable to the Licensed Software for additional one year terms unless either party notifies the other of cancellation at least thirty (30) days prior to the end of an annual term. The Annual License Fee(s) shall be due and payable in full on the first day of such one-year term.

11. SOFTWARE SUPPORT

a. Subject to the payment of the Annual License Fee(s) set forth on the Software Schedule(s), and all other applicable fees, if any, and subject to the terms and conditions of this Agreement, Document Sciences will provide the following Software Support:

    1. Document Sciences sending to Customer from time to time, if and when available, Licensed Software releases the purpose of which is to maintain compatibility with the then current supported host environment or to provide Customer with Licensed Software that is free from or avoids a material non-conformity. New versions of the Licensed Software that contain changes to the source code which add functionality, enhance functionality or increase throughput are subject to a separate license fee and will be added to this Agreement via Software Schedule(s).

    2. The provision by Document Sciences of a Customer Support Center Hot-Line number for the resolution of user problems and questions relating to the Licensed Software. The Customer Support Center shall be available for live communication during normal business hours, Monday through Friday. For the remaining periods, Document Sciences shall provide a telephone message-recording device that will record Customer's reports.

        Document Sciences, in its sole discretion, reserves the right to determine if Software Support requests from Customer are outside of the scope of this Agreement, to decline such Software Support requests and refer Customer to the Training and/or Professional Services Departments.

    3. The ability for Customer to register Licensed Software problems via phone, fax or e-mail.

    4. Document Sciences will use reasonable efforts to resolve coding errors or provide workarounds or patches, provided Customer reports problems in a manner specified by Document Sciences. Document Sciences does not, however, guarantee the correction of any Licensed Software problem.

b. The implementation of all Licensed Software maintenance releases is mandatory and the previous release of Licensed Software will only be supported for six (6) months following the general availability of the current release as determined by Document Sciences. If Customer fails to implement the most current maintenance release of the Licensed Software product for any reason whatsoever within this six (6) month time frame, Document Sciences may discontinue providing Software Support for any affected Licensed Software product without further liability to Customer.

c. Title and full ownership rights to the Licensed Software, releases, upgrades or patches and any copies thereof, shall at all times reside exclusively with Document Sciences and/or its licensors.

d. Document Sciences reserves the right to discontinue Software Support for any Licensed Software product at any time after the first anniversary of this Agreement. Document Sciences shall give the Customer at least thirty (30) days prior written notice of the effective date of such discontinuance and shall reimburse Customer the pro rata portion of any prepaid Annual License Fee(s) for Software Support provided that Customer is in full compliance with the terms of this Agreement.

12. TERMINATION OF AGREEMENT

a. This Agreement shall terminate immediately: (i) upon expiration of its annual term, with written notification or non-payment of Annual License Fee(s) (see Paragraph 10 above); (ii) if, upon expiration of thirty (30) days from the date of written notice by Document Sciences of a material curable default under this Agreement is sent to Customer, such default has not been cured; (iii) immediately upon notice in the event of a material default which by its nature cannot be cured; (iv) if Document Sciences elects to accept return of the Licensed Software under Paragraphs 12 or 13 of this Agreement; or (v) to the extent permitted by applicable law, if Customer enters into any composition or arrangement with or for the benefit of its creditors, becomes bankrupt has a receiver and/or manager appointed to manage its assets, or goes into liquidation, voluntarily or under supervision.

b. Following termination Customer shall: (i) promptly discontinue use of the Licensed Software and shall either deliver to Document Sciences and/or destroy all Licensed Software and related materials furnished by Document Sciences, together with all copies of the Licensed Software (including erasing Licensed Software from memory or data storage apparatus under the control of Customer) and (ii) submit in writing to Document Sciences within thirty (30) days of termination that the Licensed Software, related materials and all copies thereof have been either returned to Document Sciences and/or destroyed and erased from such memory and/or data storage apparatus.

c. The obligations of Customer under Paragraph 6 relating to confidential information shall survive termination of this Agreement.

                               GENERAL PROVISIONS

13. WARRANTY AND DISCLAIMER

a. Document Sciences warrants the physical media on which the Licensed Software is embedded or resident will be free from material defects for a period of thirty (30) days from the date of delivery to Customer. Document Sciences shall replace the physical media on which the Licensed Software is resident, or incomplete or illegible documentation upon receipt of notification of defect. Customer's sole remedy shall be for Document Sciences to replace the defective media.

b. Document Sciences warrants that for a period of ninety (90) days from the date of delivery to Customer of the Licensed Software, the Licensed Software will perform in material conformity with its published Document Sciences specifications. Document Sciences does not, however, warrant that the operation of the Licensed Software will be uninterrupted or error-free. Customer must notify Document Sciences in writing of such material non-conformity within the ninety (90) day warranty period.

    Document Sciences, at its option, may either provide Customer with Licensed Software that is free from, or a workaround that avoids, the material non-conformity; or accept return of the Licensed Software and refund the Customer the license fees paid for such Licensed Software. Document Sciences shall provide the replacement Licensed Software or workaround; or refund the license fees within a reasonable time after receiving the notice of a material non-conformity from Customer. If Document Sciences does not, within a reasonable time after notification, provide the replacement Licensed Software or workaround, the Customer's sole remedy shall be to rescind this Agreement.

c. THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION ARE THE ONLY EXPRESS WARRANTIES. DOCUMENT SCIENCES DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DOCUMENT SCIENCES DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS MADE BY PERSONS OTHER THAN DOCUMENT SCIENCES INCLUDING, BUT NOT LIMITED TO, DISTRIBUTORS OF ANY DOCUMENT SCIENCES LICENSED SOFTWARE.

d. The express warranties set forth above shall be void if Customer fails to properly use the Licensed Software in the appropriate environment as specified in the support documentation.

14. PATENT AND COPYRIGHT INDEMNIFICATION

Document Sciences will defend Customer from and pay any ultimate judgment for infringement by the Licensed Software of any patent, trade secret or copyright in the United States. Customer agrees to promptly notify Document Sciences in writing of any alleged infringement, allow Document Sciences to defend against the alleged infringement and cooperate with Document Sciences in its defense of such allegation. Document Sciences is not responsible for any non-Document Sciences litigation expenses unless Document Sciences agrees to them in writing.

To avoid infringement, even if not alleged, Document Sciences may at its option, and at no charge to Customer, choose one or more of the following: (i) obtain a license of the infringing software for Customer's use from the party claiming infringement; (ii) modify the existing Licensed Software so that it does not contain the infringing software; (iii) substitute an equivalent of the Licensed Software which does not contain the infringing software; or (iv) remove the Licensed Software. If the Licensed Software is removed by Document Sciences for this reason, a pro rata portion of any prepaid Initial License Fee(s) or Annual License Fee(s) will be refunded to Customer.

Document Sciences is not liable for any infringement due to the Licensed Software being made or modified by parties other than Document Sciences, or being used or sold in combination with other software, equipment or supplies not provided by Document Sciences. DOCUMENT SCIENCES HAS NO OTHER EXPRESS OR IMPLIED WARRANTY OF NONINFRINGEMENT OR LIABILITY FOR INFRINGEMENT OR ANY DAMAGES THEREFROM.

15. LIMITATION OF LIABILITY

EXCEPT AS TO INDEMNIFIED MATTERS UNDER 14 ABOVE, IN NO EVENT SHALL DOCUMENT SCIENCES BE LIABLE TO CUSTOMER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ADDITION, DOCUMENT SCIENCES' LIABILITY TO CUSTOMER FOR DIRECT DAMAGES SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT OF MONEY ACTUALLY PAID BY CUSTOMER TO DOCUMENT SCIENCES UNDER THIS AGREEMENT.

16. MISCELLANEOUS

a. No delay or failure of Document Sciences to exercise any right or remedy will operate as a waiver of such right or remedy.

b. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

c. Any notice given under this Agreement shall be in writing and sent by prepaid registered mail or certified airmail, or commercial courier service, return receipt requested. All such notices shall be deemed to have been given when received, addressed in the manner indicated below or at such other addresses as the parties may from time to time notify each other of.

    Notice to Customer:                 Notice to Document Sciences:
    ___________________________
    ___________________________         Document Sciences Corporation
    ___________________________         6339 Paseo del Lago
    ___________________________         Carlsbad, CA 92009

d. This Agreement is the entire agreement between Customer and Document Sciences pertaining to the Licensed Software and supersedes all proposals or prior and contemporaneous agreements or understandings of Customer and Document Sciences regarding the Licensed Software. CUSTOMER AGREES THAT ANY TERMS AND CONDITIONS CONTAINED IN ANY CUSTOMER PURCHASE ORDER OR OTHER ORDERING DOCUMENT SHALL HAVE NO BINDING EFFECT ON DOCUMENT SCIENCES AND WILL NOT MODIFY THIS AGREEMENT IN ANY WAY. Modification of this Agreement shall not be valid unless in writing and signed by duly authorized representative of both parties.

e. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered, shall constitute a single agreement.

f. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the other provisions of this Agreement or of the Agreement as a whole.

g. Customer shall be responsible for the payment of any and all taxes on the Initial License Fee(s) and Annual License Fee(s), other than taxes based on Document Sciences' net income or Document Sciences' business privilege taxes.

h. The headings and titles of the Articles and Sections of this Agreement are inserted for convenience only and shall not affect the construction or interpretation of any provision.